Exhibit 10.1(b)

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

This Waiver and First Amendment to Credit Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, this “Amendment”) is made as of April 30, 2020 by and among TRILLIUM HEALTHCARE GROUP, LLC, FAIRWAY HEALTHCARE PROPERTIES, LLC, TRILLIUM HEALTHCARE CONSULTING, LLC, IANE PROPERTIES I, LLC, IANE PROPERTIES II, LLC and GREENSIDE HEALTHCARE PROPERTIES, LLC, each a Florida limited liability company, (each as a “Corporate Guarantor”), each of the parties listed on Annex A attached hereto (together with such other Persons joined thereto as Borrower from time to time, individually and collectively, “Borrower”), and GEMINO HEALTHCARE FINANCE, LLC, a Delaware limited liability company, as lender (“Lender”).

BACKGROUND

A. Borrower, each Corporate Guarantor, Lender and the other parties signatory thereto, are parties to a certain Credit Agreement dated as of May 9, 2019 (as the same may from time to time be further amended, restated, supplemented or otherwise modified, collectively, the “Credit Agreement”) pursuant to which Borrower established certain financing arrangements with Lender. The Credit Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto are referred to herein collectively as the “Existing Loan Documents.” All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

B. Borrower has requested and Lender has agreed to, among other things, (i) consent to the “Requested Action” (as defined herein), (ii) amend the terms and conditions of the Existing Loan Documents, each pursuant to the terms and conditions of this Amendment, and (iii) waive the certain “Specified Defaults” (as defined herein), each pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties hereto hereby agree as follows:

1. Consent to Release of Withdrawing Borrower. Borrower has requested that Lender consent to, notwithstanding anything to the contrary contained in the Credit Agreement, (i) withdraw Premier Estates 520, LLC, a Florida limited liability company, Premier Estates 521, LLC, a Florida limited liability company, Premier Estates 522, LLC, a Florida limited liability company, Premier Estates 523, LLC, a Florida limited liability company, Premier Estates 524, LLC, a Florida limited liability company, Premier Estates 525, LLC, a Florida limited liability company, and Premier Estates 526, LLC, a Florida limited liability company (collectively, the “Withdrawing Borrower”) as a Borrower under the Credit Agreement and all other Loan Documents to which it is a party, and (ii) release Withdrawing Borrower from any and all Obligations under the Loan Documents (collectively, the “Requested Action”). Lender hereby consents to, acknowledges and approves the Requested Action such that it shall not constitute an Event of Default under the Credit Agreement. The foregoing consent is also expressly limited to the Requested Action and shall not affect any breach of any Loan Documents related to any action not described in this Amendment. Upon receipt of the Borrower’s countersignature hereto and compliance with the terms and conditions of this Amendment, Withdrawing Borrower shall be released from all Obligations under the Loan Documents and Lender agrees to file UCC Termination Statements for all liens of record against Withdrawing Borrower.

2. Amendment. The Credit Agreement is hereby amended in the following manner:

(a) Section 2.03(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Each Revolving Loan shall bear interest on the outstanding principal amount thereof from the date made until such Revolving Loan is paid in full, at a rate per annum equal to the LIBOR Rate plus five and ninety-five one-hundredths of one percent (5.95%) (together, the “Interest Rate”). The Interest Rate on all amounts outstanding under the Credit Facility shall be adjusted daily based on any changes in the LIBOR Rate.”

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(b) Section 2.03(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Borrower shall pay Lender a collateral monitoring fee (“Collateral Monitoring Fee”) equal to one and one-half percent (1.50%) per annum of the average Borrowing Base during the prior month (or portion thereof, as applicable).”

(c) Section 6.06(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Borrower and Corporate Guarantor (on a consolidated basis) shall maintain at all times a Fixed Charge Coverage Ratio of at least 1.00 to 1:00 measured quarterly (i) on an Annualized Basis commencing with the three months ending June 30, 2020, (ii) on an Annualized Basis for the six months ending September 30, 2020, (iii) on an Annualized Basis for the nine months ending December 31, 2020, and (iv) on a trailing twelve-month basis for the fiscal quarter ending March 31, 2021 and for each fiscal quarter thereafter.”

(d) Section 6.07(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) as soon as available, but in any event within thirty (30) days after the end of each month, Parent’s internally prepared monthly consolidated and consolidating financial statements, along with year-to-date information, including a balance sheet and income statement with respect to the periods measured;”

(e) The definition of “Revolving Loan Commitment” in Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Loan Commitment” means an amount equal to Seven Million and No/100 Dollars ($7,000,000.00).

3. Notice of Events of Default and Limited Waiver.

(a) Borrower acknowledges the existence of the following Events of Default under the Credit Agreement (the “Specified Defaults”): failure of the Borrower to comply with Section 6.06(a) of the Credit Agreement with respect to the Borrower’s Fixed Charge Coverage Ratio for the fiscal quarters ending September 30, 2019, December 31, 2019, and March 31, 2020.

(b) The Lender hereby waives compliance by the Borrower with Section 6.06(a) of the Credit Agreement with respect to the Specified Defaults only. The Lender’s waiver of non-compliance with Section 6.06(a) of the Credit Agreement is limited to the specific instances of the Specified Defaults and shall not be deemed a waiver of or consent to any other failure to comply with Section 6.06(a) of the Credit Agreement or any other provision of the Credit Agreement. Such waiver shall not prejudice or constitute a waiver of any right or remedies which the Lender may have or be entitled to with respect to any other breach of any of the foregoing Sections or any other provision of the Credit Agreement. The waiver is for this particular instance and shall not be construed as a waiver of any other presently existing or future Event of Default.

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4. Representations and Warranties. Each Borrower represents and warrants to Lender that:

(a) All warranties and representations made to Lender under the Credit Agreement and the Existing Loan Documents are true and correct as to the date hereof.

(b) The execution and delivery by each Borrower of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

(c) This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) Except with respect to the “Specified Defaults” referred to and defined in Section 3 hereof, no Event of Default or Default has occurred and is continuing under the Credit Agreement or any of the other Existing Loan Documents.

5. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Lender and Lender’s counsel):

(a) Borrower shall deliver to Lender a fully executed copy of this Amendment and each of the documents set forth on the Closing Agenda attached hereto as Exhibit A on or before the date hereof (or such later time as extended by Lender in its sole discretion);

(b) Payment of (i) an amendment fee which Borrower hereby agrees Lender has fully earned and is nonrefundable as of the date hereof in an amount equal to Twenty-Five Thousand and No/100 Dollars ($25,000.00) and (ii) all outstanding Expenses, if any, and any and all Expenses associated with this Amendment; and

(c) Execution and/or delivery of all agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Credit Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment.

7. Release. By execution of this Amendment, Borrower acknowledges and confirms that it does not have any offsets, defenses or claims arising out of or relating to this Amendment, the Credit Agreement or the Existing Loan Documents against Lender, or any of its subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors or assigns whether asserted or unasserted. To the extent that such offsets, defenses or claims may exist, each Borrower, for itself and its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs and executors, as applicable (collectively, “Releasors”), jointly and severally, release and forever discharge Lender and its subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, the “Lender Affiliates”) of and from any and all manner of actions, causes of action, torts, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, arising out of or relating to this Amendment, the Credit Agreement and the Existing Loan Documents which Releasors ever had or now have against the Lender and/or Lender Affiliates, including, without limitations, any presently existing claim or defense whether or not presently suspected, contemplated or anticipated.

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8. Security Interest. Each Borrower hereby confirms and agrees that all security interests and liens granted to Lender continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Lender and Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Lender’s existing security interest in and liens upon the Collateral.

9. GOVERNING LAW. THIS AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS, AND SHALL BE CONSTRUED WITHOUT THE AID OF ANY CANON, CUSTOM OR RULE OF LAW REQUIRING CONSTRUCTION AGAINST THE DRAFTSMAN.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile or other electronic means shall bind the parties hereto.

[SIGNATURE PAGES FOLLOW]

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Signature Page to Waiver and First Amendment to Credit Agreement

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS AND CORPORATE GUARANTORS: Address for notices to Borrowers: 5115 East SR 64 Bradenton, LF 34208 Attn: G. Shayne Bench Email: ShayneBench@TrilliumHCG.com Phone: 941-539-5476 Fax: 941-751-2135

TRILLIUM HEALTHCARE GROUP, LLC

FAIRWAY HEALTHCARE PROPERTIES, LLC

TRILLIUM HEALTHCARE CONSULTING, LLC

IANE PROPERTIES I, LLC

IANE PROPERTIES II, LLC

GREENSIDE HEALTHCARE PROPERTIES, LLC

FAIR OAKS RCF, LLC

CREST HAVEN CARE CENTER, LLC

PREMIER ESTATES 503, LLC

ELMWOOD CARE CENTER, LLC

ELMWOOD PE, LLC

PREMIER ESTATES 509, LLC

PREMIER ESTATES 507, LLC

PREMIER ESTATES 505, LLC

ROCK RAPIDS CARE CENTER, LLC

ROCK RAPIDS PE, LLC

PREMIER ESTATES 511, LLC

PREMIER ESTATES 502, LLC

PREMIER ESTATES 504, LLC

PREMIER ESTATES 506, LLC

NEW HAMPTON CARE CENTER, LLC

PREMIER ESTATES OF MUSCATINE, LLC

PREMIER ESTATES 508, LLC

PREMIER ESTATES OF TOLEDO, LLC

SUNNY KNOLL CARE CENTER, LLC

PREMIER ESTATES 510, LLC

NORTH PLATTE CARE CENTER, LLC

NORTH PLATTE PE, LLC

PREMIER ESTATES OF CRETE, LLC

PREMIER ESTATES OF FREMONT, LLC

PREMIER ESTATES OF KENESAW, LLC

PREMIER ESTATES OF PAWNEE, LLC

PREMIER ESTATES OF PIERCE, LLC

PREMIER ESTATES OF WEST POINT, LLC

REHABILITATION CENTER AT PARK PLACE, LLC

PREMIER ESTATES OF DUBLIN, LLC

By:	/s/ G. Shayne Bench
Name:	G. Shayne Bench
Title:	Treasurer

As Treasurer of each of the above entities and, in such capacity, intending by this signature to legally bind each of the above entities

Signature Page to Waiver and First Amendment to Credit Agreement

WITHDRAWING BORROWERS:	PREMIER ESTATES 520, LLC PREMIER ESTATES 521, LLC PREMIER ESTATES 522, LLC PREMIER ESTATES 523, LLC PREMIER ESTATES 524, LLC PREMIER ESTATES 525, LLC PREMIER ESTATES 526, LLC

By:	/s/ G. Shayne Bench
Name:	G. Shayne Bench
Title:	Treasurer

As Treasurer of each of the above entities and, in such capacity, intending by this signature to legally bind each of the above entities

Signature Page to Waiver and First Amendment to Credit Agreement

LENDER:	GEMINO HEALTHCARE FINANCE, LLC, a Delaware limited liability company

Address for notices to Lender:
	By:	/s/ Stacy L. Allen
One International Plaza, Suite 220	Name:	Stacy L. Allen
Philadelphia, PA 19113	Title:	Executive Vice President
Thomas Schneider, CEO
P: (610) 870-5403
F: (610) 870-5401
Email: tom.schneider@gemino.com

ANNEX A

BORROWERS

1. Fair Oaks RCF, LLC

2. Crest Haven Care Center, LLC

3. Premier Estates 503, LLC

4. Elmwood Care Center, LLC

5. Elmwood PE, LLC

6. Premier Estates 509, LLC

7. Premier Estates 507, LLC

8. Premier Estates 505, LLC

9. Rock Rapids Care Center, LLC

10. Rock Rapids PE, LLC

11. Premier Estates 511, LLC

12. Premier Estates 502, LLC

13. Premier Estates 504, LLC

14. Premier Estates 506, LLC

15. New Hampton Care Center, LLC

16. Premier Estates of Muscatine, LLC

17. Premier Estates 508, LLC

18. Premier Estates of Toledo, LLC

19. Sunny Knoll Care Center, LLC

20. Premier Estates 510, LLC

21. North Platte Care Center, LLC

22. North Platte PE, LLC

23. Premier Estates of Crete, LLC

24. Premier Estates of Fremont, LLC

25. Premier Estates of Kenesaw, LLC

26. Premier Estates of Pawnee, LLC

27. Premier Estates of Pierce, LLC

28. Premier Estates of West Point, LLC

29. Rehabilitation Center at Park Place, LLC

30. Premier Estates of Dublin, LLC

31. Premier Estates 520, LLC

32. Premier Estates 521, LLC

33. Premier Estates 522, LLC

34. Premier Estates 523, LLC

35. Premier Estates 524, LLC

36. Premier Estates 525, LLC

37. Premier Estates 526, LLC